FORM OF
REGISTRATION RIGHTS AGREEMENT
REGISTRATION RIGHTS AGREEMENT, dated as of January [__], 2013 (this “Agreement”), by and between Preferred Apartment Communities, Inc., a Maryland corporation (the “Company”), and the signatory hereto (the “Purchaser”). This Agreement is made pursuant to a Securities Purchase Agreement, dated as of the date hereof, between the Company and the Purchaser (the “Purchase Agreement”). The Company has entered into Securities Purchase Agreements with other purchasers in the same form as the Purchase Agreement (the “Other Purchasers”) and is entering into Registration Rights Agreements with the Other Purchasers in the same form as this Agreement (the “Other Agreements”)
WHEREAS, pursuant to the Purchase Agreement the Purchaser has agreed to acquire that aggregate number of shares of the Company’s Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock, $1,000.00 liquidation preference per share (the “Series B Preferred Shares”), set forth below the Purchaser’s name on the signature page of the Purchase Agreement, all of which may be converted into the Company’s shares of common stock, par value $.01 per share (the “Common Shares”), pursuant to the terms of the Series B Preferred Shares; and
WHEREAS, in connection with the Purchase Agreement, the Company has agreed to register for resale by the Purchaser and certain transferees, the Common Shares received by the Purchaser upon any conversion of the Series B Preferred Shares (collectively, the “Registrable Shares”); and
WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.
NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, on the terms and subject to the conditions set forth herein, the parties hereby agree as follows:
Section 1.Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the respective meanings given to such terms in the Purchase Agreement. In this Agreement the following terms shall have the following respective meanings:
“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.
“Commission” shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.
“Filing Deadline” shall mean April 15, 2013.
“Holders” shall mean: (i) the Purchaser; (ii) the Other Purchasers; and (iii) each Person that is an Institutional Accredited Investor holding Registrable Shares as a result of a transfer or assignment to that Person of Registrable Shares other than pursuant to an effective registration statement or Rule 144 under the Securities Act.
“Indemnified Party” shall have the meaning ascribed to it in Section 5(c) of this Agreement.
“Indemnifying Party” shall have the meaning ascribed to it in Section 5(c) of this Agreement.
“Institutional Accredited Investor” shall have the meaning set forth in Rule 501(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act.
“Person” shall mean an individual, corporation, partnership, estate, trust, association, private foundation, joint stock company or other entity.
The terms “Register,” “Registered” and “Registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Shares in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Commission.
“Registrable Shares” shall have the meaning ascribed to it in the recitals to this Agreement, except that as to any particular Registrable Shares, once issued such securities shall cease to be Registrable Shares when (i) a registration statement with respect to the sale of such Registrable Shares shall have become effective under the Securities, or (ii) such securities shall have been sold or become eligible for sale, subject to applicable volume and manner of sale limitations, in accordance with Rule 144 (or any successor provision) under the Securities Act.
“Registration Expenses” shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, the following: (i) all registration, filing and listing fees; (ii) fees and expenses of compliance with applicable federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities and real estate syndication qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may reasonably designate); (iii) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (iv) fees and disbursements of counsel for the Company; (v) Securities Act liability insurance if the Company so desires; (vi) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (vii) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class or series are then listed; and (viii) fees and expenses associated with any filing with FINRA required to be made in connection with the registration statement.
“Rule 144” shall mean Rule 144 promulgated by the Commission under the Securities Act.
“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.
“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.
“Series B Preferred Shares” shall have the meaning ascribed to it in the recitals to this Agreement.
Section 2.    Registration.
(a)    On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a registration statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such other form of registration statement as is then available to effect a registration for resale of the Registrable Shares) for the purpose of effecting a Registration of the resale of all of the Registrable Shares by the Holders. The Company shall use its commercially reasonable efforts to (i) effect such Registration as soon as practicable but not later than 120 days after the filing of such registration statement (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities and real estate syndication laws); and (ii) keep such Registration continuously effective until the earlier of (A) the date on which all Registrable Shares have been sold pursuant to such registration statement or Rule 144 and (B) the date on which all Registrable Shares covered by such Registration Statement may be sold without restriction pursuant to Rule 144, subject to applicable volume and manner of sale limitations; provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.
(b)    The Company shall not be required to effect more than one (1) Registration pursuant to this Section 2.
Section 3.    Registration Procedures.

(a)    The Company shall promptly notify the Holders of the occurrence of the following events:
(i)    when any registration statement relating to the Registrable Shares or post-effective amendment thereto filed with the Commission has become effective;
(ii)    the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Shares;
(iii)    the Company’s receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a registration statement for sale in any jurisdiction; and
(iv)    the existence of any event, fact or circumstance that results in a registration statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.
The Company agrees to use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. The Purchaser agrees by acquisition of the Registrable Shares that upon receipt of any notice from the Company of the occurrence of any event of the type described in Section 3(a)(ii), 3(a)(iii) or 3(a)(iv) to immediately discontinue its disposition of Registrable Shares pursuant to any registration statement relating to such securities until the Purchaser’s receipt of written notice from the Company that such disposition may be made.
(b)    The Company shall provide to the Holders, if requested by any Holder, at no cost to the Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Shares covered by such registration statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the New York Stock Exchange MKT (or, if the Common Shares are no longer listed thereon, with such other securities exchange or market on which the Common Shares are then listed) so as to enable the Holders to have the benefits of the prospectus delivery provisions of the Securities Act.
(c)    The Company agrees to use its commercially reasonable efforts to cause the Registrable Shares covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement; provided, however, that the Company shall not be obligated to take any action to effect any such

Registration, qualification or compliance pursuant to this Section 3 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.
(d)    If any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares shall exist, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and, if requested by a Holder, furnish to such Holder a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
(e)    The Company agrees to use its commercially reasonable efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class or series are then listed.
(f)    The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any Securities Act legend; and will instruct its transfer agent to prepare and deliver certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least three business days prior to any sale of Registrable Shares. A Holder may elect electronic notation in lieu of certificated securities.
Section 4.    Expenses of Registration. The Company shall pay all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Sections 2 and 3 hereof. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holder selling such Registrable Shares. Each Holder shall pay the expenses of its own counsel.
Section 5.    Indemnification.
(a)    The Company will indemnify each Holder, each Holder’s officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission), made in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein.
(b)    Each Holder will indemnify the Company, each of its directors and each of its officers who signs the registration statement, each underwriter, if any, of the Company’s securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is made in such registration statement or prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein.
(c)    Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 5 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to any of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim.
(d)    If the indemnification provided for in this Section 5 is unavailable to a party that would have been an Indemnified Party under this Section 5 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an

Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d).
(e)    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
(f)    In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 5 in excess of the net proceeds to such holder of any Registrable Shares sold by such Holder.
Section 6.    Information to be Furnished by Holders. Each Holder shall furnish the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 2 hereof. At least ten days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Shares included in the Registration Statement. Each Holder shall provide such information to the Company at least five days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Shares included in the Registration Statement. If any Holder fails to provide the Company with such information within five days of receipt of the Company’s request, the Company’s obligations under Section 2 hereof, as applicable, with respect to such Holder or the Registrable Shares owned by such Holder shall be suspended until such Holder provides such information; provided, however, if such Holder provides such information 30 or more days after the Company had provided notice and there are additional costs or expenses necessary to be incurred to include such Holder’s Registrable Shares, such Holder shall be responsible for payment of these costs and expenses.
Section 7.    Rule 144 Sales.
(a)    The Company covenants that it will file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act.
(b)    In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holder may reasonably request at least three business days prior to any sale of Registrable Shares.
Section 8.    Miscellaneous.
(a)    Governing Law. This Agreement in all respects shall be governed by, and construed in accordance with, the internal laws of the State of New York.
(b)    Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and supercedes all prior understandings and agreements (whether written or oral).
(c)    Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.
(d)    Notices, etc. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and shall be deemed to have been duly given and effective upon actual receipt (or refusal of receipt). If the address of a party has changed, then such party promptly shall by Notice to the other parties given in accordance with this Section 8(d) designate a new address for receipt of Notices hereunder. For the avoidance of doubt, if a Notice given in accordance with this Section 8(d) to a party is returned to the sender as being refused or undeliverable (or having a similar status), then such Notice to such party shall be deemed to have been duly given and effective on the date that such Notice was originally sent. Notices shall be addressed as follows: (a) if to the Purchaser, at the Purchaser’s address or fax number set forth below its signature to the Purchase Agreement, or at such other address or fax number as the Purchaser shall have furnished to the Company in writing, or (b) if to any assignee or transferee of an Purchaser, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, or (c) if to the Company, at the Company’s address or fax number set forth in the Purchase Agreement, or at such other address or fax number as the Company shall have furnished to the Purchasers or any assignee or transferee. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.
(e)    Counterparts. This Agreement may be executed with counterpart signature pages or in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(f)    Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.
(g)    Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.
(h)    Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective permitted successors and assigns. This Agreement may not be assigned (by contact, operation of law or otherwise) by the Purchaser to any Person other than to an Institutional Accredited Investor.
(i)    Remedies. The Company and the Purchaser acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof waving jurisdiction.
(j)    Attorneys’ Fees. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection with such action, including any appeal of such action.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
PREFERRED APARTMENT COMMUNITIES, INC.

By: /s/_________________________________
Name: ____________________________
Title: ____________________________

PURCHASER

By: /s/_________________________________
Name: ____________________________
Title: _____________________________